Exhibit 99.1

Almost Family, Inc. Steve Guenthner (502) 891-1000	The Ruth Group Investor Relations Nick Laudico/Zack Kubow (646) 536-7030/7020 nlaudico@theruthgroup.com zkubow@theruthgroup.com

Almost Family Reports Second Quarter 2009 Results

Recent Corporate Highlights:

•	Net service revenues increased 54% to $74.9 million
•	Visiting Nurse (VN) segment net revenues rose 65% to $64.0 million
•	Net income increased 54% to $6.0 million
•	Diluted EPS increased 42% to $0.71 per share
•	One-time acquisition transaction costs lowered diluted EPS by $0.02
•	Expanded presence in Central Florida with the acquisition of two agencies

Louisville, KY, August 5, 2009 – Almost Family, Inc. (Nasdaq: AFAM), a leading regional provider of home health nursing services, announced today its financial results for the three months ended June 30, 2009.

William Yarmuth, Chief Executive Officer, commented, “We’re pleased to report strong operating results for the second quarter. In the midst of great public debate about health care reform, we’re continuing to demonstrate that home health care represents the lowest cost, highest quality way to keep the frail homebound elderly out of high cost institutional care and in their homes where they want to be. Over the course of 2009 we plan to continue our strategic efforts to grow and expand our business. We also plan to work hard to help the Administration, Congress and all those working on comprehensive health care reform understand how important home health care is as a part of the solution to lowering health care costs and ensuring access to care for all America’s seniors.”

Second Quarter Financial Results

Almost Family reported second quarter 2009 net service revenues of $74.9 million, a 54% increase from $48.7 million in the second quarter of 2008.

Net income for the second quarter of 2009 was $6.0 million, or $0.71 per diluted share, compared to $3.9 million, or $0.50 per diluted share, in the second quarter of 2008. The weighted average shares outstanding for purposes of calculating diluted earnings per share increased 7% between periods. Results for the quarter included acquisition transaction costs of $260,000 or $0.02 per diluted share.

Almost Family Reports Second Quarter 2009 Results
Page 2	August 5, 2009

Second Quarter Segment Results

Net revenues in the Visiting Nurse segment for the second quarter of 2009 were $64.0 million, a 65% increase from $38.8 million in the second quarter of 2008. The total revenue growth of $25.1 million came from a 29% organic growth rate plus $14.0 million from acquired operations. Operating income before corporate expense in the VN segment for the second quarter of 2009 was $13.3 million, a 55% increase from $8.6 million in the second quarter of 2008.

Net revenues in the Personal Care (PC) segment for the second quarter of 2009 were $10.9 million, an 11% increase from $9.8 million in the second quarter of 2008. Operating income before unallocated corporate expense in the PC segment for the second quarter of 2009 was $1.3 million, a 52% increase from $824,000 in the second quarter of 2008.

The Company also noted that its Visiting Nurse segment operations located in Florida normally experience higher admissions during the first quarter and lower admissions during the third quarter than in the other quarters due to seasonal population fluctuations.

Six Month Period Ended June 30, 2009

Almost Family reported net service revenues for the six month period ended June 30, 2009 of $144.1 million, a 64% increase from $87.7 million in the same period of 2008.

Net income for the six month period of 2009 was $11.6 million, or $1.40 per diluted share, compared to $6.4 million, or $0.95 per diluted share, in the six month period of 2008.

Six Month Period Segment Results

Net revenues in the Visiting Nurse segment for the six month period of 2009 were $122.7 million, a 79% increase from $68.7 million in the six month period of 2008. The total revenue growth of $54.0 million came from a 35% organic growth rate plus $32.0 million from acquired operations. Operating income before corporate expense in the VN segment for the six month period of 2009 was $25.5 million, an 82% increase from $14.0 million in the same period of 2008.

Net revenues in the Personal Care (PC) segment for the six month period of 2009 were $21.3 million, a 12% increase from $19.0 million in the six month period of 2008. Operating income before unallocated corporate expense in the PC segment for the six month period of 2009 was $2.4 million, a 51% increase from $1.6 million in the six month period of 2008.

Almost Family Reports Second Quarter 2009 Results
Page 3	August 5, 2009

Conference Call

A conference call to review the results will begin at 11:00 a.m. ET on August 5, 2009, and will be hosted by William Yarmuth, Chief Executive Officer, and Steve Guenthner, Chief Financial Officer. To participate in the conference call, please dial 1-877-407-0789 (USA) or 1-201-689-8562 (International). In addition, a dial-up replay of the conference call will be available beginning August 5, 2009 at 2:00 p.m. ET and ending on August 19, 2009. The replay telephone number is 1-877-660-6853 (USA) or 1-201-612-7415 (International). Account Number: 3055 and Passcode: 329007.

A live Web cast of the call will also be available from the Investor Relations section of the corporate Web site at http://www.almostfamily.com. A Web cast replay can be accessed on the corporate Web site beginning August 5, 2009 at approximately 2:00 p.m. ET and will remain available until September 5, 2009.

Almost Family Reports Second Quarter 2009 Results
Page 4	August 5, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
	Three months ended June 30,
	2009	2008
Net service revenues	$ 74,851,280	$ 48,700,372
Cost of service revenues	34,670,484	22,780,475
Gross margin	40,180,796	25,919,897
General and administrative expenses:
Salaries and benefits	20,716,970	12,988,447
Other	9,426,730	6,261,283
Total general and administrative expenses	30,143,700	19,249,730
Operating income	10,037,096	6,670,167
Interest expense, net	(203,899)	(170,756)
Income from continuing operations before income taxes	9,833,197	6,499,411
Income tax expense	(3,834,223)	(2,600,457)
Net income from continuing operations	5,998,974	3,898,954
Discontinued operations, net of tax benefits of $3,054 and $22,619	(4,702)	(34,936)
Net income	$ 5,994,272	$ 3,864,018

Per share amounts-basic:
Average shares outstanding	8,176,458	7,642,806
Income from continued operations	$ 0.73	$ 0.51
Loss from discontinued operations	-	-
Net income	$ 0.73	$ 0.51

Per share amounts-diluted:
Average shares outstanding	8,389,004	7,809,475
Income from continued operations	$ 0.71	$ 0.50
Loss from discontinued operations	-	-
Net income	$ 0.71	$ 0.50

Almost Family Reports Second Quarter 2009 Results
Page 5	August 5, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
	Six months ended June 30,
	2009	2008
Net service revenues	$ 144,046,454	$ 87,727,325
Cost of service revenues	67,057,564	41,402,549
Gross margin	76,988,890	46,324,776
General and administrative expenses:
Salaries and benefits	39,765,329	23,540,855
Other	17,604,944	11,664,808
Total general and administrative expenses	57,370,273	35,205,663
Operating income	19,618,617	11,119,113
Interest expense, net	(516,860)	(378,757)
Income from continuing operations before income taxes	19,101,757	10,740,356
Income tax expense	(7,502,353)	(4,266,792)
Net income from continuing operations	11,599,404	6,473,564
Discontinued operations, net of tax benefits of $8,677 and $50,902	(10,208)	(78,620)
Net income	$ 11,589,196	$ 6,394,944

Per share amounts-basic:
Average shares outstanding	8,164,210	6,592,203
Income from continued operations	$ 1.42	$ 0.98
Loss from discontinued operations	-	(0.01)
Net income	$ 1.42	$ 0.97

Per share amounts-diluted:
Average shares outstanding	8,277,989	6,753,403
Income from continued operations	$ 1.40	$ 0.96
Loss from discontinued operations	-	(0.01)
Net income	$ 1.40	$ 0.95

Almost Family Reports Second Quarter 2009 Results
Page 6	August 5, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	June 30, 2009
ASSETS	(UNAUDITED)	December 31, 2008
CURRENT ASSETS:
Cash and cash equivalents	$ 1,052,973	$ 1,301,178
Accounts receivable - net	38,332,341	34,760,021
Prepaid expenses and other current assets	2,721,229	3,113,737
Deferred tax assets	6,432,575	4,437,979
TOTAL CURRENT ASSETS	48,539,118	43,612,915

PROPERTY AND EQUIPMENT - NET	3,813,882	4,199,067

GOODWILL	96,431,072	92,170,091

OTHER INTANGIBLE ASSETS	17,058,899	16,715,369

OTHER ASSETS	567,559	518,317
	$ 166,410,530	$ 157,215,759

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$ 3,703,775	$ 5,320,763
Accrued other liabilities	20,298,148	22,436,430
Current portion - capital leases and notes payable	664,834	4,774,249
TOTAL CURRENT LIABILITIES	24,666,757	32,531,442

LONG-TERM LIABILITIES:
Revolving credit facility	25,555,472	23,998,428
Capital lease obligations	-	111,002
Notes payable	4,300,000	3,100,000
Deferred tax liabilities	3,218,179	1,215,816
Other liabilities	1,237,484	1,476,843
TOTAL LONG-TERM LIABILITIES	34,311,135	29,902,089
TOTAL LIABILITIES	58,977,892	62,433,531

STOCKHOLDERS' EQUITY:
Preferred stock, par value $0.05; authorized
2,000,000 shares; none issued or outstanding	-	-
Common stock, par value $0.10; authorized
25,000,000; 8,178,739 and 8,136,723
issued and outstanding	817,874	813,672
Additional paid-in capital	65,992,685	64,935,673
Retained earnings	40,622,079	29,032,883
TOTAL STOCKHOLDERS' EQUITY	107,432,638	94,782,228
	$ 166,410,530	$ 157,215,759

Almost Family Reports Second Quarter 2009 Results
Page 7	August 5, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
Six months ended June 30,
2009	2008
Cash flows from operating activities:
Net income	$ 11,589,196	$ 6,394,944
Loss from discontinued operations	(10,208)	(78,620)
Income from continuing operations	11,599,404	6,473,564
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	1,152,016	642,350
Provision for uncollectible accounts	1,901,216	1,221,959
Stock-based compensation	771,687	333,332
Deferred income taxes	7,767	(276,073)
	15,432,090	8,395,132
Change in certain net current assets, net of the effects of acquisitions:
(Increase) decrease in:
Accounts receivable	(5,307,923)	(6,787,893)
Prepaid expenses and other current assets	392,509	(577,650)
Other assets	(49,242)	(12,687)
Increase (decrease) in:
Accounts payable and accrued expenses	(1,353,984)	397,696
Net cash provided by operating activities	9,113,450	1,414,598

Cash flows from investing activities:
Capital expenditures	(570,840)	(321,729)
Acquisitions, net of cash acquired	(6,406,761)	(14,493,231)
Net cash used in investing activities	(6,977,601)	(14,814,960)

Cash flows from financing activities:
Net revolving credit facility (repayments)	1,557,044	(12,387,721)
Proceeds from stock option exercises	78,110	42,800
Tax benefit from non-qualified stock option exercises	211,417	78,667
Proceeds from stock offering, net	-	41,808,449
Principal payments on capital leases and notes payable	(4,220,417)	(56,009)
Net cash provided by (used in) financing activities	(2,373,846)	29,486,186

Cash flows from discontinued operations:
Operating activities	(10,208)	(78,620)
Investing activities	-	-
Financing activities	-	-
Net cash used in discontinued operations	(10,208)	(78,620)
Net increase (decrease) in cash and cash equivalents	(248,205)	16,007,204
Cash and cash equivalents at beginning of period	1,301,178	473,222
Cash and cash equivalents at end of period	$ 1,052,973	$ 16,480,426

Summary of non-cash investing and financing activities:
Acquisitions funded by notes payable	$ 1,200,000	$ 3,000,000
Acquisitions funded by stock	$ -	$ 1,000,000

Almost Family Reports Second Quarter 2009 Results
Page 8	August 5, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
	Three months ended June 30,

	2009		2008		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Net service revenues:
Visiting Nurse	$ 63,956,937	85.4%	$ 38,857,909	79.8%	$ 25,099,028	64.6%
Personal Care	10,894,343	14.6%	9,842,463	20.2%	1,051,880	10.7%
	74,851,280	100.0%	$ 48,700,372	100.0%	26,150,908	53.7%
Operating income:
Visiting Nurse	13,291,819	20.8%	$ 8,582,548	22.1%	4,709,271	54.9%
Personal Care	1,249,583	11.5%	823,989	8.4%	425,594	51.7%
	14,541,402	19.4%	9,406,537	19.3%	5,134,865	54.6%
Corporate expenses	4,504,306	6.0%	2,736,370	5.6%	1,767,936	64.6%
Operating income	10,037,096	13.4%	6,670,167	13.7%	3,366,929	50.5%
Interest expense, net	(203,899)	0.3%	(170,756)	0.4%	33,143	19.4%
Income tax expense	(3,834,223)	5.1%	(2,600,457)	5.3%	1,233,766	47.4%
Net income from continuing operations	$ 5,998,974	8.0%	$ 3,898,954	8.0%	$ 2,100,020	53.9%
EBITDA from continuing operations	$ 11,057,237	14.8%	$ 7,213,925	14.8%	$ 3,843,312	53.3%

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
	Six months ended June 30,
	2009		2008		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Net service revenues:
Visiting Nurse	$ 122,704,732	85.2%	$ 68,696,167	78.3%	$ 54,008,565	78.6%
Personal Care	21,341,722	14.8%	19,031,158	21.7%	2,310,564	12.1%
	144,046,454	100.0%	$ 87,727,325	100.0%	56,319,129	64.2%
Operating income:
Visiting Nurse	25,484,527	20.8%	$ 14,037,218	20.4%	11,447,309	81.5%
Personal Care	2,366,701	11.1%	1,565,482	8.2%	801,219	51.2%
Operating income before unallocated corporate expenses	27,851,228	19.3%	15,602,700	17.8%	12,248,528	78.5%
Corporate expenses	8,232,611	5.7%	4,483,587	5.1%	3,749,024	83.6%
Operating income	19,618,617	13.6%	11,119,113	12.7%	8,499,504	76.4%
Interest expense, net	(516,860)	0.4%	(378,757)	0.4%	138,103	36.5%
Income taxes	(7,502,353)	5.2%	(4,266,792)	4.9%	3,235,561	75.8%
Net income from continuing operations	$ 11,599,404	8.1%	$ 6,473,564	7.4%	$ 5,125,840	79.2%
EBITDA from continuing operations	$ 21,542,320	15.0%	$ 12,094,795	13.8%	$ 9,447,525	78.1%

Almost Family Reports Second Quarter 2009 Results
Page 9	August 5, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
VISITING NURSE SEGMENT OPERATING METRICS

	Three months ended June 30,
	2009	2008	Change
	Amount	Amount	Amount	%

Average number of locations	77	58	19	32.8%

All payors:
Admissions	12,994	9,400	3,594	38.2%
Billable visits	406,360	240,795	165,565	68.8%

Medicare statistics:
Revenue	$ 57,520,265	$ 36,428,290	$ 21,091,975	57.9%
Percentage of total revenues	89.9%	93.7%
Billable visits	349,792	222,711	127,081	57.1%
Admissions	11,869	8,638	3,231	37.4%
Episodes started	19,173	12,485	6,688	53.6%

Revenue per completed episode	$ 2,972	$ 2,886	$ 86	3.0%
Visits per episode	17.7	17.3	0.4	2.3%

ALMOST FAMILY, INC. AND SUBSIDIARIES
PERSONAL CARE SEGMENT OPERATING METRICS

	Three months ended June 30,
	2009	2008	Change
	Amount	Amount	Amount	%
Average number of locations	23	23	-	-

Admissions	848	965	(117)	-12.1%
Patient days of care	170,870	143,308	27,562	19.2%
Billable hours	621,438	568,492	52,946	9.3%

Revenue per billable hours	$ 17.53	$ 17.31	$ 0.22	1.3%

Almost Family Reports Second Quarter 2009 Results
Page 10	August 5, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
VISITING NURSE SEGMENT OPERATING METRICS

	Six months ended June 30,
	2009	2008	Change
	Amount	Amount	Amount	%

Average number of locations	76	58	18	31.0%

All payors:
Admissions	25,654	17,810	7,844	44.0%
Billable visits	777,811	428,135	349,676	81.7%

Medicare statistics:
Revenue	$ 109,718,011	$ 64,397,617	$ 45,320,394	70.4%
Percentage of total revenues	89.4%	93.7%
Billable visits	664,529	393,116	271,413	69.0%
Admissions	23,352	16,223	7,129	43.9%
Episodes started	37,224	22,839	14,386	63.0%

Revenue per completed episode	$ 2,939	$ 2,826	$ 113	4.0%
Visits per episode	17.5	17.3	0.2	1.2%

ALMOST FAMILY, INC. AND SUBSIDIARIES
PERSONAL CARE SEGMENT OPERATING METRICS

	Six months ended June 30,
	2009	2008	Change
	Amount	Amount	Amount	%
Average number of locations	23	23	-	-

Admissions	1,757	1,918	(161)	-8.4%
Patient days of care	336,020	276,649	59,371	21.5%
Billable hours	1,217,259	1,084,780	132,479	12.2%

Revenue per billable hours	$ 17.53	$ 17.54	$ (0.01)	-0.1%

Non-GAAP Financial Measure

The information provided in the tables in this release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. In accordance with SEC rules, the Company has provided, in the supplemental information and the footnotes to the tables, a reconciliation of those measures to the most directly comparable GAAP measures.

Almost Family Reports Second Quarter 2009 Results
Page 11	August 5, 2009

EBITDA:

EBITDA is defined as income before depreciation and amortization, net interest expense and income taxes. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America. It should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles. The items excluded from EBITDA are significant components in understanding and evaluating financial performance and liquidity. Management routinely calculates and communicates EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within our industry to evaluate performance, measure leverage capacity and debt service ability, and to estimate current or prospective enterprise value. EBITDA is also used in certain covenants contained in our credit agreement.

The following tables set forth a reconciliation of Continuing Operations Net Income to EBITDA:

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF EBITDA

	Three months ended June 30,
	2009	2008
Net income from continuing operations	$ 5,998,974	$ 3,898,954
Add back:
Interest expense	203,899	170,756
Income tax expense	3,834,223	2,600,457
Depreciation and amortization	577,780	336,468
Amortization of stock-based compensation	442,361	207,290
Earnings before interest, income taxes,
depreciation and amortization (EBITDA)
from continuing operations	$ 11,057,237	$ 7,213,925

Almost Family Reports Second Quarter 2009 Results

Page 12	August 5, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF EBITDA

	Six months ended June 30,
	2009	2008
Net income from continuing operations	$ 11,599,404	$ 6,473,564
Add back:
Interest expense	516,860	378,757
Income tax expense	7,502,353	4,266,792
Depreciation and amortization	1,152,016	642,350
Amortization of stock-based compensation	771,687	333,332
Earnings before interest, income taxes,
depreciation and amortization (EBITDA)
from continuing operations	$ 21,542,320	$ 12,094,795

About Almost Family

Almost Family, Inc., founded in 1976, is a leading regional provider of home health nursing services, with branch locations in Florida, Kentucky, Connecticut, New Jersey, Ohio, Massachusetts, Alabama, Missouri, Illinois, Pennsylvania, and Indiana (in order of revenue significance). Almost Family, Inc. and its subsidiaries operate a Medicare-certified segment and a personal care segment. Altogether, Almost Family operates over 100 branch locations in 11 U.S. states.

Forward Looking Statements

All statements, other than statements of historical facts, included in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "project," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. These forward-looking statements are based on the Company's current plans, expectations and projections about future events.

Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: regulatory approvals or third party consents may not be obtained, the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; the ability of the Company to integrate acquired operations; government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in laws and interpretations of laws relating to the healthcare industry; and the Company’s self-insurance risks. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the year ended December 31, 2008, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.” The Company undertakes no obligation to update or revise its forward-looking statements.